UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     Of the Securities Exchange Act of 1934


          Date of Report (Date of Earliest Event Reported): May 8, 2003


                           THE PHOENIX COMPANIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)


            Delaware                               1-16517                               06-0493340
(State or other jurisdiction of            (Commission File Number)             (I.R.S. Employer I.D. Number)
        Incorporation)


                    One American Row, Hartford, CT 06102-5056
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (860) 403-5000
              (Registrant's Telephone Number, including area code)

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

       (a)    Not applicable.

       (b)    Not applicable.

       (c)    Exhibits.

              The following exhibits are furnished herewith:

              Exhibit 99.1 News release of The Phoenix Companies, Inc. dated May 8, 2003, announcing the company's financial results for the quarter ended March 31, 2003

              Exhibit 99.2 The Phoenix Companies, Inc. Statistical Supplement for the quarter ended March 31, 2003

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION PROVIDED UNDER ITEM 12 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION).

       The following information contained in Item 9 is being furnished under
Item 12 - Results of Operations and Financial Condition in accordance with the interim guidance issued by the SEC in Release No. 33-8216. Such information, including the exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

       On May 8, 2003, The Phoenix Companies, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2003. The release is furnished as Exhibit 99.1 hereto. Additionally, on May 8, 2003, the company made available on its website financial information contained in its Statistical Supplement for the quarter ended March 31, 2003. This supplement is furnished as Exhibit 99.2 hereto.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE PHOENIX COMPANIES, INC.


Date: May 8, 2003                   By: /s/ Carole A. Masters
                                        ----------------------------------------
                                        Name:  Carole A. Masters
                                        Title: Vice President